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                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of March 1, 2006

                                     between

                              INDYMAC BANK, F.S.B.,

                                    (Seller)

                                       And

                                INDYMAC ABS, INC.

                                   (Purchaser)

      IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H1

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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I      DEFINITIONS................................................     1

      Section 1.01.      Definitions......................................     1

ARTICLE II     SALE OF MORTGAGE LOANS BY SELLER; PAYMENT OF PURCHASE
               PRICE......................................................     1

      Section 2.01.      Sale of Mortgage Loans...........................     1

      Section 2.02.      Reserved.........................................     2

      Section 2.03.      Obligations of Seller Upon Sale..................     2

      Section 2.04.      Payment of Purchase Price for the Mortgage
                         Loans............................................     4

ARTICLE III    REPRESENTATIONS AND WARRANTIES OF SELLER; REMEDIES FOR
               BREACH.....................................................     5

      Section 3.01.      Seller Representations and Warranties Relating
                         to the Mortgage Loans............................     5

      Section 3.02.      Seller Representations and Warranties - General..     5

ARTICLE IV     SELLER'S COVENANTS.........................................     8

      Section 4.01.      Covenants of the Seller..........................     8

ARTICLE V      TERMINATION................................................     8

      Section 5.01.      Termination......................................     8

ARTICLE VI     MISCELLANEOUS PROVISIONS...................................     8

      Section 6.01.      Amendment........................................     8

      Section 6.02.      Governing Law....................................     9

      Section 6.03.      Notices..........................................     9

      Section 6.04.      Severability of Provisions.......................     9

      Section 6.05.      Counterparts.....................................     9

      Section 6.06.      Further Agreements...............................     9

      Section 6.07.      Intention of the Parties.........................    10

      Section 6.08.      Successors and Assigns: Assignment of Agreement..    10

      Section 6.09.      Survival.........................................    10

Schedule I  Mortgage Loan Schedule........................................   I-1

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      MORTGAGE LOAN PURCHASE AGREEMENT, dated as of March 1, 2006 (this
"Agreement"), between IndyMac Bank, F.S.B. (the "Seller") and IndyMac ABS, Inc. (the "Purchaser").

                                   WITNESSETH

      WHEREAS, the Seller is the owner of the notes or other evidence of indebtedness relating to certain home equity line of credit loans (the "Mortgage Notes") indicated on Schedule I hereto (the "Mortgage Loan Schedule"), and the Related Documents (as defined in Section 2.03 below, and together with the Mortgage Notes, the "Mortgage Loans"); and

      WHEREAS, the Seller, as of the date hereof, owns the mortgages (the "Mortgages") on the properties (the "Mortgaged Properties") securing the Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans; and

      WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser pursuant to the terms of this Agreement; and

      WHEREAS, pursuant to the terms of a Sale and Servicing Agreement dated as of March 1, 2006 (the "Sale and Servicing Agreement") among the Purchaser, as the seller, the Seller, as the servicer, IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H1 (the "Trust"), and Deutsche Bank National Trust Company, as the indenture trustee (the "Indenture Trustee"), the Purchaser will convey the Mortgage Loans to the Trust.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01. Definitions. All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Sale and Servicing Agreement.

                                   ARTICLE II

           SALE OF MORTGAGE LOANS BY SELLER; PAYMENT OF PURCHASE PRICE

      Section 2.01. Sale of Mortgage Loans. The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in and to (i) each Mortgage Loan listed on the Mortgage Loan Schedule on the Closing Date and the related Mortgage File, including the related Cut-Off Date Principal Balance (including all Additional Balances resulting from Draws made pursuant to the related Mortgage Note prior to the termination of the Trust); provided, however, that the Purchaser does not assume any obligation under any Mortgage Note to fund any such future Draws, and the Purchaser will not be obligated or permitted to fund any




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such future Draws) and all related collections in respect of interest and principal received after the Cut-Off Date; (ii) related property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its rights under any related insurance policies maintained in respect of the Mortgage Loans (including any Insurance Proceeds); and (iv) all proceeds of any of the foregoing.

      Section 2.02. Reserved.

      Section 2.03. Obligations of Seller Upon Sale. In connection with any transfer pursuant to Section 2.01 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser or to the Indenture Trustee as assignee of the Purchaser pursuant to this Agreement and
(b) to deliver to the Purchaser (or its designee, the Indenture Trustee) a computer file containing a true and complete list of all such Mortgage Loans specifying, among other things, for each such Mortgage Loan, as of the Cut-Off Date, (1) its account number and (2) the Cut-Off Date Principal Balance. Such file, which forms a part of Exhibit A to the Sale and Servicing Agreement, shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

      In connection with such transfer by the Seller, the Seller agrees to:

            (i) on behalf of the Purchaser, on or before the Closing Date, deliver to and deposit with the Purchaser (or its designee, the Indenture Trustee), the Mortgage Loan Schedule in computer readable format; and

            (ii) on behalf of the Purchaser, deliver to and deposit with the Purchaser (or its designee, the Indenture Trustee) the Mortgage Note in respect of each Mortgage Loan together with the following documents relating to each such Mortgage Loan (the "Related Documents") on or before the Closing Date. The Mortgage Note and the Related Documents shall be in the following form:

                  (A) the original Mortgage Note, endorsed in blank, or a copy of such original Mortgage Note with an accompanying Lost Note Affidavit;

                  (B) the original Assignment of Mortgage from the Seller to "Deutsche Bank National Trust Company, as Indenture Trustee for IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H1", which assignment shall be in form and substance acceptable for recording;

                  (C) the original Mortgage, with evidence of recording thereon, provided, that if the original Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller shall deliver to the Indenture Trustee a certified true copy of such original Mortgage so certified by the Seller, together with a certificate of the Seller certifying that such original Mortgage has been so delivered to such recording office; in all such instances, the Seller shall deliver or cause to be

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            delivered the original recorded Mortgage to the Indenture Trustee promptly upon receipt of the original recorded Mortgage;

                  (D)   [reserved];

                  (E) intervening assignments, if any, with evidence of recording thereon, provided that if such intervening assignment has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller shall deliver to the Indenture Trustee a certified true copy of such intervening assignment so certified by the Seller, together with a certificate of the Seller certifying that such intervening assignment has been so delivered to such recording office; in all such instances, the Seller shall deliver or cause to be delivered the original intervening assignment to the Indenture Trustee promptly upon receipt of the original intervening assignment; and

                  (F) originals of all assumption and modification agreements, if any,

provided, however, that as to any Mortgage Loan, if as evidenced by an Opinion of Counsel delivered to and in form and substance satisfactory to the Indenture Trustee, the Insurer and the Rating Agencies, (x) an optical image or other representation of the related documents specified in clause (ii)(C) above is enforceable in the relevant jurisdictions to the same extent as the original of such document and (y) such optical image or other representation does not impair the ability of an owner of such Mortgage Loan to transfer or perfect its interest in such Mortgage Loan, such optical image or other representation may be delivered as required in clause (ii) above.

      The Seller hereby confirms to the Purchaser that it has made the appropriate entries in its general accounting records, to indicate clearly and unambiguously that such Mortgage Loans have been sold to the Purchaser by the Seller, then subsequently sold by the Purchaser to the Trust and constitute part of the Trust in accordance with the terms of the Sale and Servicing Agreement.

      The Purchaser hereby acknowledges its acceptance of all right, title and interest to the Mortgage Loans and other property, now existing and hereafter created, conveyed to it pursuant to Section 2.01 above.

      The Seller acknowledges that the Indenture Trustee is required to review the Mortgage Notes and the Related Documents pursuant to Sections 2.01(d) and
(e) of the Sale and Servicing Agreement and if the Indenture Trustee finds any document or documents not to have been properly executed, or to be missing or to be defective in any material respect, the Indenture Trustee is required to notify the Seller. If the Seller does not within the time period specified in
Section 2.02(b) of the Sale and Servicing Agreement correct or cure such omission or document deficiency, the Seller shall either repurchase such relevant Mortgage Loan directly from the Trust or substitute an Eligible Substitute Mortgage Loan for such Mortgage Loan, in either case, within the time frame and in the manner specified in Section 2.02(b) of the Sale and Servicing Agreement.

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      The parties hereto expressly intend that the transaction set forth herein be a sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Mortgage Loans described above. It is, further, not the parties' intent that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the parties' intent, the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans, whether now existing or hereafter created, to secure all of the Seller's obligations hereunder; and this Agreement shall constitute a security agreement under applicable law, including, without limitation, Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Sale and Servicing Agreement.

      Without limiting the generality of the foregoing, the Seller hereby agrees to take such actions described in Section 2.01(a) of the Sale and Servicing Agreement as are necessary to complete and file any UCC Financing Statements and any continuation statements required to perfect and protect the Purchaser's interest in the Mortgage Loans.

      Section 2.04. Payment of Purchase Price for the Mortgage Loans. (a) In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on or before the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, an amount equal to $489,272,494.00. The Purchaser shall initially retain the Class M1 Notes, the Class M2 Notes, the Class B Certificates, the Class P Certificates, the Class L Certificates and the Class R Certificates and any value attributable thereto shall be deemed a capital contribution of the Seller to the Purchaser.

      (b) Each Mortgage Note permits the related Mortgagor to make Draws against its Mortgage Loan. Such Draws will create Additional Balances, which Additional Balances the Seller shall sell to the Purchaser as of the Closing Date, but which shall be actually transferred from the Seller to the Purchaser and from the Purchaser to the Trust from time to time as such Draws are made. In consideration of the sale of Additional Balances by the Seller to the Purchaser from time to time, the Purchaser agrees to pay the Seller on the date any such Additional Balance is delivered an amount equal to the outstanding principal balance of such Additional Balance.

      (c) The Seller, at its expense, shall within 90 days following its delivery of the Mortgage Notes and the Related Documents submit to the appropriate recording offices Assignments of Mortgage to the Indenture Trustee on behalf of the Trust, which may be blanket assignments if permitted by applicable law, for the Mortgage Loans. In lieu of recording any such Assignments of Mortgage, the Seller, at its expense, may provide to the Indenture Trustee and the Insurer, an Opinion of Counsel in a form reasonably acceptable to the Indenture Trustee and the Insurer, to the effect that recordation of an Assignment of Mortgage in the state where the related Mortgaged Property is located is not necessary to protect the interests of the Indenture Trustee or the Class A Noteholders in the related Mortgage. In the event that any such

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Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Seller, at its own expense, shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Seller shall be required to submit each such Assignment of Mortgage for recording. Any failure of the Seller to comply with this Section shall result in the obligation of the Seller to repurchase or substitute an Eligible Substitute Mortgage Loan for the related Mortgage Loan pursuant to the provisions of the Sale and Servicing Agreement.

                                  ARTICLE III

          REPRESENTATIONS AND WARRANTIES OF SELLER; REMEDIES FOR BREACH

      Section 3.01. Seller Representations and Warranties Relating to the Mortgage Loans. The Seller represents and warrants to the Purchaser that with respect to the Mortgage Loans as of the Closing Date, each of the representations and warranties contained in Section 2.04 of the Sale and Servicing Agreement, with the same force and effect as if fully set forth herein, are true and correct as of the Closing Date.

      With respect to the representations and warranties set forth in this
Section 3.01 that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Seller, the Servicer, the Purchaser, the Insurer or a Responsible Officer of the Indenture Trustee, pursuant to the Sale and Servicing Agreement, that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

      With respect to any breach of a representation or warranty set forth in this Section 3.01, the Seller shall cure, repurchase or substitute the related Mortgage Loan in accordance with the Sale and Servicing Agreement.

      It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive delivery of the respective Mortgage Files and the sale and assignment of the Mortgage Loans as contemplated hereby.

      Section 3.02. Seller Representations and Warranties - General. The Seller hereby represents and warrants to the Purchaser that as of the Closing Date or as of such date specifically provided herein:

            (i) The Seller is a duly organized and validly existing federal savings bank, in good standing under the laws of the United States and has the power and authority to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on (a) its business, properties, assets or condition (financial or other), (b) the performance

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      of its obligations under this Agreement, (c) the value or marketability of the Mortgage Loans, or (d) the ability to foreclose on the related Mortgaged Properties;

            (ii) The Seller has the power and authority to make, execute, deliver and perform its obligations under this Agreement and to consummate all of the transactions contemplated under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute its legal, valid and binding obligation enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

            (iii) The Seller holds all necessary licenses, certificates and permits from all governmental authorities necessary for conducting its business as it is presently conducted. It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as the case may be, as shall have been obtained or filed, prior to the Closing Date;

            (iv) The execution, delivery and performance of this Agreement by it will not conflict with or result in a breach of, or constitute a default under, any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any of its properties or any provision of its Charter or Bylaws, or constitute a material breach of, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to, any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound;

            (v) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report, as applicable, not misleading;

            (vi) The transactions contemplated by this Agreement are in the ordinary course of the Seller's business;

            (vii) The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Mortgage Loans, nor is the Seller aware of any pending insolvency;

            (viii) The Seller is not in violation of, and the execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller, which violation would materially and adversely affect the

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      Seller's condition (financial or otherwise) or operations or any of the
      Seller's properties or materially and adversely affect the performance of any of its duties hereunder;

            (ix)   [Reserved];

            (x) There are no actions or proceedings against, or investigations of the Seller pending or, to its knowledge, threatened, before any court, administrative agency or other tribunal (a) that, if determined adversely, would prohibit the Seller from entering into this Agreement or the Sale and Servicing Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or
      (c) that, if determined adversely, would prohibit or materially and adversely affect the Seller's performance of any of its respective obligations under, or the validity or enforceability of, this Agreement or the Sale and Servicing Agreement;

            (xi) The Seller represents and warrants that it did not sell the Mortgage Loans to the Purchaser under this Agreement, with any intent to hinder, delay or defraud any of its creditors; and the Seller will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Purchaser under this Agreement;

            (xii) The Seller represents and warrants that it acquired title to the Mortgage Loans in good faith, without notice of any adverse claim thereto;

            (xiii) The Seller represents and warrants that the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

            (xiv) The Seller represents, warrants and covenants that so long as the Class A Notes and the Certificates remain outstanding, this Agreement shall be treated as an official record of the Seller within the meaning of
      Section 13(e) of the Federal Deposit Insurance Act (12 U.S.C. Section 1823(e));

            (xv) It is the express intent of the Seller that the conveyance of the Mortgage Loans by the Seller to the Purchaser as contemplated by this Agreement be, and be treated for all purposes as, a sale by the Seller to the Purchaser of the Mortgage Loans. However, in the event that, notwithstanding the intent of the Seller, the Mortgage Loans or any part thereof are held to continue to be property of the Seller, then this Agreement creates a valid and continuing security interest in the Mortgage Loans in favor of the Purchaser (or its designee), which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Purchaser;

            (xvi) The Seller has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the related Mortgage Loans granted to the Purchaser hereunder;

            (xvii) All financing statements filed or to be filed against the Seller in favor of the Purchaser in connection herewith describing the Mortgage Loans contain a statement

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      to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee;"

            (xviii) The Seller has taken all steps necessary to perfect its security interest against the Mortgagors in the Mortgaged Properties securing the related Mortgage Loans; and

            (xix) The Seller has in its possession all original copies of documents that constitute the Mortgage Notes. Such Mortgage Notes do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Purchaser pursuant to this Agreement and subsequently to the Indenture Trustee pursuant to the Sale and Servicing Agreement.

                                   ARTICLE IV

                               SELLER'S COVENANTS

      Section 4.01. Covenants of the Seller. The Seller hereby covenants that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; the Seller will notify the Purchaser, the Insurer and the Indenture Trustee of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trust and the Indenture Trustee in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this
Section 4.01 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any Liens for municipal or other local taxes or other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                                   ARTICLE V

                                   TERMINATION

      Section 5.01. Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate upon the termination of the Trust as provided in Article VIII of the Sale and Servicing Agreement.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

      Section 6.01. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser, with the consent of the Insurer (which consent shall not be unreasonably withheld), by written agreement signed by the Seller and the Purchaser, with the consent of the Insurer (which consent shall not be unreasonably withheld).

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      Section 6.02. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

      Section 6.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, addressed as follows:

      if to the Seller:

            IndyMac Bank, F.S.B.
            888 East Walnut Street
            Pasadena, California 91101
            Attn: Treasurer

or such other address as may hereafter be furnished to the Purchaser in writing by the Seller;

      if to the Purchaser:

            IndyMac ABS, Inc.
            155 North Lake Avenue
            Pasadena, California 91101
            Attn: Treasurer

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; and

      if to the Insurer: at the address designated in the Insurance Agreement.

      Section 6.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

      Section 6.05. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

      Section 6.06. Further Agreements. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of any Series of Certificates or notes secured by the Mortgage Loans.

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      Section 6.07. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans rather than pledging the Mortgage Loans to secure a loan by the Purchaser to the Seller. It is further the intention of the parties that the conveyance set forth in Section 2.01 is a true sale and/or true contribution by the Seller to the Purchaser that is absolute and irrevocable and that provides the Purchaser with the full benefits of ownership of the Mortgage Loans. Accordingly, the parties hereto each intend to treat the transaction for accounting purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser, or its designees, will have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which will affect the Federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review. The Insurer shall be an intended third party beneficiary hereunder.

      Section 6.08. Successors and Assigns: Assignment of Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Insurer and the Indenture Trustee. The Indenture Trustee shall be an express third-party beneficiary to Section 2.04. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser and the Insurer, which consent shall be at the Purchaser's and the Insurer's reasonable discretion, except that the Purchaser acknowledges and agrees that the Seller may with the consent of the Insurer assign its obligations hereunder to any Person into which the Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party or any Person succeeding to the business of the Seller. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue a series of notes and certificates representing interests in such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Indenture Trustee of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to such Indenture Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Indenture Trustee under the Sale and Servicing Agreement. Such enforcement of a right or remedy by the Indenture Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

      Section 6.09. Survival. The representations and warranties set forth in Sections 3.01 and 3.02 hereof shall survive the purchase of the Mortgage Loans hereunder.

      IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                              INDYMAC ABS, INC.
                                as Purchaser

                              By: /s/ Andy Sciandra
                                  _________________________________
                                  Name: Andy Sciandra
                                  Title: Vice President, Secondary Marketing

                              INDYMAC BANK, F.S.B.,
                                as Seller

                              By: /s/ Andy Sciandra
                                  _________________________________
                                  Name: Andy Sciandra
                                  Title: Vice President, Secondary Marketing

STATE OF CALIFORNIA  )
                     ) ss.:
COUNTY OF LOS ANGELES)

      On the [____] day of March 2006 before me, a Notary Public in and for said State, personally appeared ____________________, known to me to be a __________ of IndyMac ABS, Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                  ______________________________
                                                  Notary Public

STATE OF CALIFORNIA             )
                                ) ss.:
COUNTY OF LOS ANGELES           )

      On the [____] day of March 2006 before me, a Notary Public in and for said State, personally appeared ____________________, known to me to be a __________ of IndyMac Bank, F.S.B., the federal savings bank that executed the within instrument, and also known to me to be the person who executed it on behalf of said federal savings bank, and acknowledged to me that such federal savings bank executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                  ______________________________
                                                  Notary Public

                                                                      SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

                        [ON FILE WITH INDENTURE TRUSTEE]

                                      I-1